UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the securities exchange act of 1934

November 1, 2015
Date of report (date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant of the registrant under any of the following circumstances:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2015, the Board of Directors (the “Board”) of Evolent Health, Inc. (the “Company”) increased the number of directors on the Board to ten and appointed Cheryl Scott as a director. The Board also appointed Ms. Scott to the Company’s audit committee, having determined that she meets the financial literacy and experience requirements of the New York Stock Exchange (the “NYSE”) for service on that committee. Ms. Scott has served as a Senior Advisor for Global Programs at the Bill & Melinda Gates Foundation since 2007, and she served as the foundation’s Chief Operating Officer from 2006 to 2007. From 1997 to 2005, she served as President and Chief Executive Officer of Group Health Cooperative, a Seattle, Washington based not-for-profit healthcare organization. Ms. Scott holds a bachelor’s degree in communications and a master’s degree in health administration from the University of Washington.
The Board has determined that Ms. Scott is an independent director under the NYSE Corporate Governance Standards and that she meets the Securities and Exchange Commission’s independence requirements for service on the Company’s audit committee. There was no arrangement or understanding between Ms. Scott and any other persons pursuant to which Ms. Scott was selected as a director. As of the date of this Current Report on Form 8-K, neither Ms. Scott nor any of her immediate family members is a party, either directly or indirectly, to any transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Ms. Scott will have the same director indemnification arrangements described in the Company’s final prospectus filed with the Securities and Exchange Commission on June 5, 2015. In addition, Ms. Scott will be eligible to participate in the compensation arrangements and programs that are established for the Company’s non-employee directors.
Item 8.01 - Other Events.

On November 3, 2015, the Company issued a press release regarding the matters discussed in Item 5.02. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being furnished with this Form 8-K

Exhibit
Number	Description
99.1	Press Release, dated November 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel

Dated: November 3, 2015

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated November 3, 2015